                                                                EXHIBIT 10.12

                           DISCOUNT AUTO PARTS, INC.

                              AMENDED AND RESTATED
                             1995 STOCK OPTION PLAN


                                   ARTICLE 1

                                    General


         1.1 Purpose. This incentive stock option and nonqualified stock option plan (the "Plan") is established to promote the interests of Discount Auto Parts, Inc. (the "Company") and its stockholders by enabling the Company, through the granting of stock options, to attract and retain executive and other key team members of the Company and its subsidiaries, and to provide additional incentive to such team members to increase their stock ownership in the Company. It is intended that those Options issued pursuant to the provisions of the Plan relating to incentive stock options shall constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, or any statute or regulation of similar import.

         1.2 Definitions. The following words and terms as used herein shall have that meaning set forth therefor in this Section 1.2 unless a different meaning is clearly required by the context. Whenever appropriate, words used in the singular shall be deemed to include the plural and vice versa, and the masculine gender shall be deemed to include the feminine gender.

                 (a) "Board" or "Board of Directors" shall mean the Board of Directors of the Company.

                 (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                 (c) "Committee" shall mean the Compensation and Benefits Committee of the Board or such other committee as may be appointed by the Board as the Committee in accordance with Section 1.3(a).

                 (d) "Common Stock" shall mean the common stock, $.01 par value, of the Company.

                 (e) "Company" shall mean Discount Auto Parts, Inc., a Florida corporation, and any successor.

                 (f) "Eligible Employee" shall mean any individual employed by the Company or any Subsidiary who meets the eligibility requirements of Section 1.4. The Committee shall have the sole power to determine who is and who is not an Eligible Employee.

                 (g) "Fair market value" of the shares of Common Stock shall mean the closing price, on the date in question (or, if no shares are traded on such day, on the next preceding day on which shares were traded), of the Common Stock as reported on the Composite Tape, or if not reported thereon, then such price as reported in the trading reports of the principal securities exchange in the United States on which such stock is listed, or if such stock is not listed on a securities exchange in the United States, the mean between the dealer closing "bid" and "ask" prices on the over-the-counter market as reported by the National Association of Security Dealers Automated Quotation System (NASDAQ), or NASDAQ's successor, or if not reported on NASDAQ, the fair market value of such stock as determined by the Committee in good faith and based on all relevant factors.

                 (h) "ISO" shall mean an incentive stock option granted in accordance with the provisions of Article 2 of this Plan.

                 (i) "NSO" shall mean a nonqualified stock option granted in accordance with the provisions of Article 3 of this Plan.

                 (j)      "Option" shall mean an ISO or a NSO.

                 (k) "Optionee" shall mean an Eligible Employee to whom an Option is granted under the Plan.

                 (l) "Plan" shall mean the Discount Auto Parts, Inc. 1995 Stock Option Plan, as set forth herein and as amended from time to time.

                 (m) "Subsidiary" shall mean any corporation that at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 424(f) of the Code.

                 (n)      "10% Stockholder" is defined in Section 2.2.

         1.3     Administration.

                 (a) The incentive stock option and nonqualified stock option provisions of the Plan shall be administered by a committee appointed by the Board of Directors (the "Committee"). The Committee shall consist of not less than two (2) nor more than five (5) persons, each of whom shall be a member of the Company's Board of Directors and none of whom shall be eligible to participate under the Plan. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors.

                 (b) The Committee shall select one of its members as chairman, and shall hold meetings at such time and places as it may determine. The acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be valid acts of the Committee.

                 (c) Subject to the provisions of the Plan, the Committee shall have full authority, in its discretion: (1) to determine the employees of the Company and its Subsidiaries to whom Options shall be granted; (2) to determine the time or times at which Options shall be granted; (3) to determine whether an Eligible Employee shall be granted an incentive stock option, a nonqualified stock option or any combination thereof; (4) to determine the option price of the shares subject to each Option; (5) to determine the time or times when each Option becomes exercisable and the duration of any Option period; and (6) to interpret the Plan and the Options granted hereunder, and to prescribe, amend and rescind rules and regulations with respect thereto. The interpretation and construction by the Committee of any provision of the Plan over which it has discretionary authority or of any Option granted hereunder shall be final and conclusive.



                                     2.

                 (d) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.

         1.4 Eligible Employees. An Option may be granted to any executive or other key employee of the Company or of any Subsidiary (who may or may not be an officer or member of the Board), with the exceptions only of (a) with respect to the incentive stock options granted under the Plan, employees who cannot qualify for the benefits of incentive stock options under Section 422 of the Code, and (b) with respect to all provisions of the Plan, members of the Committee and any other members of the Board who are not otherwise employees of the Company.

         1.5     Stock Subject to the Plan.

                 (a) The stock subject to the Options under the Plan shall be authorized and unissued shares of Common Stock. The aggregate number of shares that may be issued upon the exercise of Options granted under the Plan shall not exceed 900,000 shares of Common Stock, which limitation shall be subject to adjustment as provided in Section 4.1.

                 (b) If an Option is surrendered or for any other reason ceases to be exercisable in whole or in part, the shares of Common Stock that are subject to such Option, but as to which the Option has not been exercised, shall again become available for offering under the Plan.

                 (c) The maximum number of shares of Common Stock for which options may be granted under the Plan to any one person shall be [250,000].


                                   ARTICLE 2

                Terms and Conditions of Incentive Stock Options

         Any incentive stock option ("ISO") granted pursuant to the Plan shall be authorized by the Committee and shall be evidenced by certificates or agreements in such form as the Committee from time to time shall approve, which certificates or agreements shall comply with and be subject to the terms and conditions hereinafter specified.

         2.1 Number of Shares. Each ISO shall state the number of shares to which it pertains.

         2.2 Option Price. Each ISO shall state the option price, which price shall be determined by the Committee in its discretion. In no event, however, shall such price be less than 100% of the fair market value of the shares of Common Stock on the date of the granting of the ISO; or, in the case of an individual who owns (at the time the Option is granted) more than 10% of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation (a "10% Stockholder"), shall such price be less than 110% of such fair market value.

         2.3 Method of Payment. Each ISO shall state the method of payment of the ISO price upon the exercise of the ISO. The method of payment stated in the ISO shall include payment (a) in United States dollars in cash or by check, bank draft or money order payable to the order of the Company, or (b)





                                       3.

in the discretion of and in the manner determined by the Committee, by the delivery of shares of Common Stock already owned by the Optionee, or (c) by any other legally permissible means acceptable to the Committee at the time of grant of the ISO, or (d) in the discretion of the Committee, through a combination of (a), (b) and (c) of this Section 2.3. If the option price is paid in whole or in part through the delivery of shares of Common Stock, the decision of the Committee with respect to the fair market value of such shares shall be final and conclusive. [To the extent permitted by applicable law and regulations, the Board and/or the Committee may, in their respective discretions, approve an arrangement with a brokerage firm under which such brokerage firm, on behalf of the person electing to exercise the options, pays to the Company the full purchase price of the shares being purchased together with an amount equal to any taxes which the Company is required to withhold in connection with the exercise of the option and the Company, pursuant to an irrevocable notice from such person, delivers the shares being purchased to such brokerage firm.]

         2.4 Term and Exercise of Options. No ISO shall be exercisable either in whole or in part prior to twelve (12) months from the date it is granted. The Committee, in its discretion exercised at the time that it grants an ISO, shall establish such further restrictions on when an ISO shall become partially or fully exercisable; provided, however, that such vesting provisions established by the Committee at the time of grant shall not permit the ISO to be exercised more rapidly than would be permitted by the following chart:

                                                               Exercisable Percentage
Number of Years From the                                        of Number of Shares
Date the ISO is Granted                                     Originally Covered by Option
-----------------------                                     ----------------------------

                                                            10% Stockholder   Other Optionee
                                                            ---------------   --------------
Less than three years                                              0%                    0%
3 years but less than 4 years                                     50%                   25%
4 years but less than 5 years                                    100%                   50%
5 years but less than 6 years                                    100%                   75%
6 years or more                                                  100%                  100%

         To the extent not exercised, exercisable installments of Options shall be exercisable, in whole or in part, in any subsequent period, but not later than the expiration date of the Option. No ISO shall be exercisable after the expiration of ten (10) years from the date it is granted; or, in the case of a 10% Stockholder, no ISO shall be exercisable after the expiration of five (5) years from the date it is granted. Not less than one hundred (100) shares may be exercised at any one time unless the number exercised is the total number at the time exercisable under the ISO.

         Within the limits described above, the Committee may impose additional requirements on the exercise of ISOs, including, but without limitation, the expiration date of the Option. When it deems special circumstances to exist, the Committee in its discretion also may accelerate the time at which an ISO may be exercised if, under previously established exercise terms, such ISO was not immediately exercisable in full, even if the acceleration would permit the ISO to be exercised more rapidly than the minimum vesting period set forth above in the chart would permit.

         2.5 Additional Limitations on Exercise of Options. An Optionee may hold and exercise more than one ISO, but only on the terms and subject to the restrictions hereafter set forth. The aggregate fair





                                       4.

market value (determined as of the time an ISO is granted) of the Common Stock with respect to which ISOs are exercisable for the first time by any Eligible Employee in any calendar year under this Plan and under all other incentive stock option plans of the Company and any parent and subsidiary corporations of the Company (as those terms are defined in Section 424 of the Code) shall not exceed $100,000.

         2.6 Notice of Grant of Option. Upon the granting of any ISO to an employee, the Committee shall promptly cause such employee to be notified of the fact that such ISO has been granted. The date on which the Committee approves the grant of an ISO shall be considered to be the date on which such ISO is granted.

         2.7     Death or Other Termination of Employment.

                 (a) In the event that an Optionee (1) shall cease to be employed by the Company or a Subsidiary because of his or her discharge for dishonesty, or because he or she violated any material provision of any employment or other agreement between him or her and the Company or a Subsidiary, or (2) shall voluntarily resign or terminate his or her employment with the Company or a Subsidiary under or followed by such circumstances as would constitute a breach of any material provision of any employment or other agreement between him or her and the Company or the Subsidiary, or (3) shall have committed an act of dishonesty not discovered by the Company or a Subsidiary prior to the cessation of his or her employment but that would have resulted in his or her discharge if discovered prior to such date, or (4) shall, either before or after cessation of his or her employment with the Company or a Subsidiary, without the written consent of his or her employer or former employer, use (except for the benefit of his or her employer or former employer) or disclose to any other person any confidential information relating to the continuation or proposed continuation of his or her employer's or former employer's business or any trade secrets of the Company or a Subsidiary obtained as a result of or in connection with such employment, or (5) shall, either before or after the cessation of his or her employment with the Company or a Subsidiary, without the written consent of his or her employer or former employer, directly or indirectly, give advice to, or serve as an employee, director, officer, partner or trustee of, or in any similar capacity with, or otherwise directly or indirectly participate in the management, operation, or control of, or have any direct or indirect financial interest in, any corporation, partnership or other organization that directly or indirectly competes in any respect with the Company or any Subsidiary, then forthwith from the happening of any such event, any ISO then held by him or her shall terminate and become void to the extent that it then remains unexercised. In the event that an Optionee shall cease to be employed by the Company or a Subsidiary for any reason other than his or her death or one or more of the reasons set forth in the immediately preceding sentence, subject to the conditions that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted, or, in the case of a 10% Stockholder, five
(5) years from the date it is granted, such Optionee shall have the right to exercise the ISO at any time within three (3) months after such termination of employment to the extent his or her right to exercise such ISO had accrued pursuant to this Article 2 at the date of such termination and had not previously been exercised; such three-month limit shall be increased to one (1) year for any Optionee who ceases to be employed by the Company or a Subsidiary because he or she is disabled (within the meaning of Section 22(e)(3) of the Code) or who dies during the three-month period and the ISO may be exercised within such extended time limit by the Optionee or, in the case of death, the personal representative of the Optionee or by any person or persons who shall have acquired the ISO directly from the Optionee by bequest or inheritance. Whether an authorized leave of absence or absence for military or governmental service shall





                                       5.

constitute termination of employment for purposes of the Plan shall be determined by the Committee, whose determination shall be final and conclusive.

                 (b) In the event that an Optionee shall die while in the employ of the Company or a Subsidiary and shall not have fully exercised any ISO, the ISO may be exercised, subject to the conditions that no ISO shall be exercisable after the expiration of ten (10) years from the date it is granted, or, in the case of a 10% Stockholder, five (5) years from the date it is granted, to the extent that the Optionee's right to exercise such ISO had accrued pursuant to this Article 2 at the time of his or her death and had not previously been exercised, at any time within one (1) year after the Optionee's death, by the personal representative of the Optionee or by any person or persons who shall have acquired the ISO directly from the Optionee by bequest or inheritance.

                 (c) No ISO shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution.

                 (d) During the lifetime of the Optionee, the ISO shall be exercisable only by him or her and shall not be assignable or transferable and no other person shall acquire any rights therein.

                 (e) Transfers of employment between the Company and any of its [Subsidiaries] [Affiliates] shall not be considered to be a termination of employment for the purposes of this Plan.

         2.8 Rights as a Stockholder. An Optionee shall have no rights as a stockholder with respect to any shares covered by his or her ISO until the date on which he or she becomes a record owner of the shares purchased upon the exercise of the ISO (the "record ownership date"). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to record ownership date, except as provided in Article 4.

         2.9 Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding ISOs granted under the Plan, or accept the surrender of outstanding ISOs (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). The Committee shall not, however, modify any outstanding ISO so as to specify a lower option price or accept the surrender of outstanding ISOs and authorize the granting of new Options in substitution therefor specifying a lower option price. Notwithstanding the foregoing, however, no modification of an ISO shall, without the consent of the Optionee, adversely alter or otherwise impair any of the right or obligations under any ISO theretofore granted under the Plan.

         2.10 Listing and Registration of Shares. Each ISO shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby upon any securities exchange or under any state or federal laws, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such ISO or the issuance or purchase of shares thereunder, such ISO may not be exercised unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. Notwithstanding anything in the Plan to the contrary, if the provisions of this Section 2.10 become operative, and if, as a





                                       6.

result thereof, the exercise of an ISO is delayed, then and in that event, the term of the ISO shall not be affected.

         2.11 Other Provisions. The ISO certificates or agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the ISO, as the Committee shall deem advisable. Any such certificate or agreement shall contain such limitations and restrictions upon the exercise of the ISO as shall be necessary in order that such ISO will be an incentive stock option as defined in Section 422 of the Code, or to conform to any change in the law.


                                   ARTICLE 3

               Terms and Conditions of Nonqualified Stock Options

         Any nonqualified stock option ("NSO") granted pursuant to the Plan shall be authorized by the Committee and shall be evidenced by certificates or agreements in such form as the Committee from time to time shall approve, which certificates or agreements shall comply with and be subject to the terms and conditions hereinafter specified.

         3.1 Number of Shares. Each NSO shall state the number of shares to which it pertains.

         3.2 Option Price. Each NSO shall state the option price, which price shall be determined by the Committee in its discretion. In no event, however, shall such price be less than 100% of the fair market value of the shares of Common Stock on the date of the granting of the NSO.

         3.3 Method of Payment. Each NSO shall state the method of payment of the NSO price upon the exercise of the NSO. The method of payment stated in the NSO shall include payment (a) in United States dollars in cash or by check, bank draft or money order payable to the order of the Company, or (b) in the discretion of and in the manner determined by the Committee, by the delivery of shares of Common Stock already owned by the Optionee, or (c) by any other legally permissible means acceptable to the Committee at the time of the grant of the NSO, or (d) in the discretion of the Committee, through a combination of
(a), (b) and (c) of this Section 3.3. If the option price is paid in whole or in part through the delivery of shares of Common Stock, the decision of the Committee with respect to the fair market value of such shares shall be final and conclusive. [To the extent permitted by applicable law and regulations, the Board and/or the Committee may, in their respective discretions, approve an arrangement with a brokerage firm under which such brokerage firm, on behalf of the person electing to exercise the options, pays to the Company the full purchase price of the shares being purchased together with an amount equal to any taxes which the Company is required to withhold in connection with the exercise of the option and the Company, pursuant to an irrevocable notice from such person, delivers the shares being purchased to such brokerage firm.]

         3.4 Term and Exercise of Options. No NSO shall be exercisable either in whole or in part prior to twelve (12) months from the date it is granted. The Committee, in its discretion exercised at the time that it grants a NSO, shall establish such further restrictions on when a NSO shall become partially or fully exercisable; provided, however, that such vesting provisions established by the Committee at the



                                      7.

time of grant shall not permit the NSO to be exercised more rapidly than would be permitted by the following chart:


                                                                          Exercisable Percentage
         Number of Years From the                                          of Number of Shares
         Date the NSO is Granted                                      Originally Covered by Option
         -----------------------                                      ----------------------------
         Less than three years                                                   0%
         3 years but less than 4 years                                           25%
         4 years but less than 5 years                                           50%
         5 years but less than 6 years                                           75%
         6 years or more                                                        100%

         To the extent not exercised, exercisable installments of Options shall be exercisable, in whole or in part, in any subsequent period, but not later than the expiration date of the Option. No NSO shall be exercisable after the expiration of ten (10) years from the date it is granted. Not less than one hundred (100) shares may be exercised at any one time unless the number exercised is the total number at the time exercisable under the NSO.

         Within the limits described above, the Committee may impose additional requirements on the exercise of NSOs, including, but without limitation, the expiration date of the Option. When it deems special circumstances to exist, the Committee in its discretion also may accelerate the time at which a NSO may be exercised if, under previously established exercise terms, such NSO was not immediately exercisable in full, even if the acceleration would permit the NSO to be exercised more rapidly than the minimum vesting period set forth above in the chart would permit.

         3.5 Notice of Grant of Option. Upon the granting of any NSO to an employee, the Committee shall promptly cause such employee to be notified of the fact that such NSO has been granted. The date on which the Committee approves the grant of a NSO shall be considered to be the date on which such NSO is granted.

         3.6     Death or Other Termination of Employment.

                 (a) In the event that an Optionee (1) shall cease to be employed by the Company or a Subsidiary because of his or her discharge for dishonesty, or because he or she violated any material provision of any employment or other agreement between him or her and the Company or a Subsidiary, or (2) shall voluntarily resign or terminate his or her employment with the Company or a Subsidiary under or followed by such circumstances as would constitute a breach of any material provision of any employment or other agreement between him or her and the Company or the Subsidiary, or (3) shall have committed an act of dishonesty not discovered by the Company or a Subsidiary prior to the cessation of his or her employment but that would have resulted in his or her discharge if discovered prior to such date, or (4) shall, either before or after cessation of his or her employment with the Company or a Subsidiary, without the written consent of his or her employer or former employer, use (except for the benefit of his or her employer or former employer) or disclose to any other person any confidential information relating to the continuation or proposed continuation of his or her employer's or former employer's business or any trade secrets of the Company or a Subsidiary obtained as a result of or in connection with such





                                       8.

employment, or (5) shall, either before or after the cessation of his or her employment with the Company or a Subsidiary, without the written consent of his or her employer or former employer, directly or indirectly, give advice to, or serve as an employee, director, officer, partner or trustee of, or in any similar capacity with, or otherwise directly or indirectly participate in the management, operation or control of, or have any direct or indirect financial interest in, any corporation, partnership or other organization that directly or indirectly competes in any respect with the Company or any Subsidiary, then forthwith from the happening of any such event, any NSO then held by him or her shall terminate and become void to the extent that it them remains unexercised. In the event that an Optionee shall cease to be employed by the Company or a Subsidiary for any reason other than his or her death or one or more of the reasons set forth in the immediately preceding sentence, subject to the condition that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted, such Optionee shall have the right to exercise the NSO at any time within three (3) months after such termination of employment to the extent his or her right to exercise such NSO had accrued pursuant to this Article 3 at the date of such termination and had not previously been exercised; such three-month limit shall be increased to one (1) year for any Optionee who ceases to be employed by the Company or a Subsidiary because he or she is disabled (within the meaning of Section 22(e)(3) of the Code) or who dies during the three-month period and the NSO may be exercised within such extended time limit by the Optionee or, in the case of death, the personal representative of the Optionee or by any person or persons who shall have acquired the NSO directly from the Optionee by bequest or inheritance. Whether an authorized leave of absence or absence for military or governmental service shall constitute termination of employment for purposes of the Plan shall be determined by the Committee, whose determination shall be final and conclusive.

                 (b) In the event that an Optionee shall die while in the employ of the Company or a Subsidiary and shall not have fully exercised any NSO, the NSO may be exercised, subject to the condition that no NSO shall be exercisable after the expiration of ten (10) years from the date it is granted, to the extent that the Optionee's right to exercise such NSO had accrued pursuant to this Article 3 at the time of his or her death and had not previously been exercised, at any time within one (1) year after the Optionee's death, by the personal representative of the Optionee or by any person or persons who shall have acquired the NSO directly from the Optionee by bequest or inheritance.

                 (c) No NSO shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution.

                 (d) During the lifetime of the Optionee, the NSO shall be exercisable only by him or her and shall not be assignable or transferable and no other person shall acquire any rights therein.

                 (e) Transfers of employment between the Company and any of its [Subsidiaries] [Affiliates] shall not be considered to be a termination of employment for the purposes of this Plan.

         3.7 Rights as a Stockholder. An Optionee shall have no rights as a stockholder with respect to any shares covered by his or her NSO until the date on which he or she becomes a record owner of the shares purchased upon the exercise of the NSO (the "record ownership date"). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the record ownership date, except as provided in Article 4.





                                      9.

         3.8 Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding NSOs granted under the Plan, or accept the surrender of outstanding NSOs, whether issued under this Plan or under any other stock option plan of the Company (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised), including previously granted Options having higher option prices. Notwithstanding the foregoing, however, no modification of a NSO shall, without the consent of the Optionee, adversely alter or otherwise impair any of the rights or obligations under any NSO theretofore granted under the Plan.

         3.9 Listing and Registration of Shares. Each NSO shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby upon any securities exchange or under any state or federal laws, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such NSO or the issuance or purchase of shares thereunder, such NSO may not be exercised unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. Notwithstanding anything in the Plan to the contrary, if the provisions of this Section 3.9 become operative, and if, as a result thereof, the exercise of a NSO is delayed, then and in that event, the term of the NSO shall not be affected.

         3.10 Other Provisions. The NSO certificates or agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the NSO, as the Committee shall deem advisable.


                                   ARTICLE 4

                                 Miscellaneous

         4.1     Stock Adjustments.

                 (a) In the event of any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or other division or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without any receipt of consideration by the Company, then, in any such event, the number of shares of Common Stock that remain available under the Plan, the number of shares of Common Stock covered by each outstanding Option, the maximum number of shares as to which an Option or Options may be granted to any one Optionee, and the purchase price per share of Common Stock covered by each outstanding Option shall be proportionately and appropriately adjusted for any such increase or decrease.

                 (b) Subject to any required action by the stockholders, if any change occurs in the shares of Common Stock by reason of any recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting the shares of Common Stock, then, in any such event, the number and type of shares covered by each outstanding Option, and the purchase price per share of Common Stock covered by each outstanding Option, shall be proportionately and appropriately adjusted for any such change. A dissolution or liquidation of the Company shall cause each outstanding Option to terminate.





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                 (c)      In the event of a change in the Common Stock as
presently constituted that is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any change shall be deemed to be shares of Common Stock within the meaning of the Plan.

                 (d) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by, and in the discretion of, the Committee, whose determination in that respect shall be final, binding and conclusive; provided, however, that any ISO granted pursuant to pursuant to this Plan shall not be adjusted in a manner that causes such ISO to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                 (e)      Except as hereinabove expressly provided in this
Section 4.1, an Optionee shall have no rights by reason of any division or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation, or spin-off of assets or stock of another corporation; and any issuance by the Company of shares of stock of any class, securities convertible into shares of stock of any class, or warrants or options for shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option.

                 (f) The grant of any Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate, or to dissolve, to liquidate, to sell, or to transfer all or any part of its business or assets.

         4.2 Term of the Plan. The ISOs and NSOs may be granted pursuant to the provisions of the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

         4.3 Amendment of the Plan; Termination. The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to Options, suspend, discontinue or terminate the Plan or revise or amend it in any respect whatsoever, except that, without approval of the stockholders of the Company, no such revision or amendment shall change the number of shares subject to the Plan, change the designation of the class of employees eligible to receive Options, decrease the price at which Options may be granted, otherwise materially increase the benefits accruing to Eligible Employees under the Plan, or remove the administration of the Plan from the Committee. No termination or amendment of the Plan shall adversely affect the rights of an Optionee under any then issued and outstanding Option, except with the consent of such Optionee. The foregoing prohibitions shall not be affected by adjustments in shares and purchase price made in accordance with the provisions of Section 4.1. Furthermore, the Plan may not, without the approval of the stockholders of the Company, be amended in any manner that will cause Options issued under it to fail to meet, when appropriate, the requirements of incentive stock options as defined in Section 422 of the Code.

         4.4 Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Options will be used for general corporate purposes.




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         4.5     No Obligation to Exercise.  The granting of any Option under the Plan shall impose no obligation upon any Optionee to exercise such Option.

         4.6 No Implied Rights to Employees. The existence of the Plan, and the granting of Options under the Plan, shall in no way give any employee the right to continued employment, give any employee the right to receive any Options or any additional Options under the Plan, or otherwise provide any employee any rights not specifically set forth in the Plan or in any Options granted under the Plan.

         4.7 Withholding. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax liability prior to the delivery of any certificate or certificates for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be made net of an amount sufficient to satisfy any federal, state or local withholding tax liability.

         4.8 Conditions Precedent to Effectiveness. The Plan shall become effective upon the date that the Plan is adopted by the Board of Directors, subject to the approval of the Plan by the stockholders of the Company within 12 months after its adoption by the Board.





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